1 2017 Investor Meetings March-April

2 Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this presentation is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe,” “expect,” “anticipate,” “estimate,” “project,” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

3 Table of Contents Page/Slide Number Who We Are 4 Key Reasons to Invest in EMCI 5 Corporate Structure 6 Benefits of Pooling Agreement 7 Benefits of Quota Share Agreement with EMCC 8 Intercompany Reinsurance Programs 9 2016 Premiums Earned 10 Diversified Book of Business 11-12 Value of Local Market Presence 13 2016 Direct Premiums Written by Branch (CL) 14 2016 Premium Distribution by Account Size (CL) 15 Unique and Powerful Rate Compare System 16 Page/Slide Number Commercial Rate Changes Outpace Industry 17 Loss Cost Trend 18 GAAP Combined Ratios 19 Personal Lines Focused Accountability 20 Accelerate Commercial Auto Profitability 21 Investing in Innovation 22 Innovative Loss Control Services 23 Investment Portfolio 24 Stockholder Dividends 25 Maximizing Stockholder Value 26 Improving Valuation 27 Appendix 28-37

4 • Downstream holding company of Employers Mutual Casualty Company (EMCC) • Trade on NASDAQ: EMCI • Enterprise began in 1911, IPO in 1982 • Property and Casualty Insurance Segment (77% of premiums earned) • 2,120 independent agency relationships • 41 state distribution network, licensed in all 50 states and District of Columbia • 30% participation in EMCC pool • Diversified premiums (91% commercial / 9% personal) • Reinsurance Segment (23% of premiums earned) • EMCC has assumed reinsurance business since 1950s • 100% Quota Share Agreement with EMCC, but some contracts written directly • 84% of business primarily from 16 reinsurance brokers • 16% of business from participation in MRB underwriting association Who We Are

5 Key Reasons to Invest in EMCI • Dividend yield of 3.0% as of March 1, 2017 • Access to large capital base • Diversified, seasoned book of business • Regional, decentralized operating structure • Conservative balance sheet • Experienced senior management • Focus on innovation Source: Bloomberg Total Stockholder Return* 22.1% 17.1% 20.8% 11.9% 8.9% 14.6% 0% 5% 10% 15% 20% 25% 1 Year 3 Year 5 Year EMCI S&P500 *Total annual stockholder return is the percentage change in the stock price plus the amount of dividends paid, assuming dividend reinvestment, to the stock price at the beginning of the one year, three year and five year periods ending December 31, 2016.

6 Corporate Structure Reinsurance Segment (100% Quota Share Agreement with EMCC) Employers Mutual Casualty Company (Founded in 1911) Public Shareholders EMC Insurance Group Inc. (IPO in 1982 - Follow-on offerings in 1985 and 2004) 55%* 45%* *Ownership as of December 31, 2016 Dakota Fire Insurance Company EMCASCO Insurance Company Illinois EMCASCO Insurance Co. EMC Reinsurance Company EMC Underwriters, LLC Property and Casualty Insurance Segment (Aggregate 30% pool participation)

7 Benefits of Pooling Agreement • “A” (Excellent) rating with stable outlook from A.M. Best Company • Risks spread over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms • Benefits from capacity of the entire pool • $1.6 billion in direct premiums written* in 2016 • $1.4 billion of statutory surplus as of Dec. 31, 2016 • Merger and acquisition flexibility • Economies of scale in operations and purchase of reinsurance • Investment in innovation *Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. See p. 37 for additional information regarding this metric.

8 Benefits of Quota Share Agreement with EMCC • EMCC’s surplus ($1.4 billion as of Dec. 31, 2016) and financial strength exhibits ability to pay claims owed to ceding companies • Name recognition and long-standing domestic and international relationships with EMCC • Competitive advantage being licensed in all 50 states and District of Columbia • Utilize EMCC’s “A” (Excellent) rating from A.M. Best Company (EMC Re also rated “A”)

9 Intercompany Reinsurance Programs Overview • Intercompany reinsurance program between EMCI’s three insurance subsidiaries in the property and casualty insurance segment and EMCC • Revised intercompany reinsurance program between EMCI’s reinsurance subsidiary (EMC Reinsurance Company) and EMCC Objectives • Reduce volatility of EMCI’s quarterly results caused by excessive catastrophe and storm losses • Provide protection from both frequency and severity of such losses NOTE: The Inter-Company Committees of the boards of directors of EMCI and EMCC approved the terms of the agreements to ensure they are fair and equitable to both parties.

10 2016 Premiums Earned EMCI EMC Insurance Companies premiums earned ~$1.7 billion, consists of: • EMCI and its subsidiaries • Employers Mutual and its subsidiaries and affiliate EMCC, Subs. & Affil. $1,094.8 million Reinsurance Segment $135.9 million P&C Insurance Segment $456.5 million

11 Excess of Loss 58.6% Pro Rata 41.4% Diversified Book of Business Reinsurance Segment Premiums Earned Domestic 85% International (mainly Europe & Japan) 15% P&C Insurance Segment $456.5 million Reinsurance Segment $135.9 million

12 Reinsurance Segment $135.9 million P&C Insurance Segment $456.5 million Diversified Book of Business Property and Casualty Insurance Segment Premiums Earned Commercial Auto 24.3% Commercial Liability 21.2% Commercial Property 23.0% Workers' Compensation 21.1% Bonds 1.8% Personal Lines 8.6%

13 Value of Local Market Presence • Decentralized Decision Making/Guided Autonomy: • Marketing • Underwriting • Risk Improvement • Claims • Strengthens agency relationships, get to quote best business generally resulting in superior loss ratio • Develop products, marketing strategies and pricing targeted to specific territories • Individual approaches within EMC risk appetite and framework • Retention levels consistently stay between 80%-90% • 86.8% at December 31, 2016

14 6.0% 4.7% 13.5% 7.2% 3.6% 4.2% 4.4% 3.8% 14.8% 4.3% 5.4% 4.3% 4.7% 5.5% 9.9% 3.7% 2016 Direct Premiums Written by Branch Property and Casualty Insurance Segment Commercial Lines

15 31% 34% 35% $1-$25K $25-$100K $100K+ 2016 Premium Distribution by Account Size • Approximately 86% of commercial accounts are under $25,000 in account premium, but only represent 31% of commercial lines premiums written volume • Invest more per dollar of premium in loss control services than most competitors – available to all commercial policyholders Property and Casualty Insurance Segment Commercial Lines

16 Unique and Powerful Rate Compare System Rates current exposures of commercial renewal policies at current and prior period rates Provides near real-time measure of rate increase obtained by policy, account underwriter, line of business or branch Able to target specific accounts needing more or less rate when combined with our internal analytical models Provides accountability for our branch offices and underwriters, used in performance management to achieve desired rate level increases Rate Compare System

17 Commercial Rate Changes Outpace Industry NOTE: MarketScout rate change is calculated using an average of monthly MarketScout data. 2009 2010 2011 2012 2013 2014 2015 2016 EMC -2.4% -1.8% 1.0% 6.0% 7.4% 4.5% 2.3% 0.4% Market Scout -6.0% -4.0% -2.3% 3.8% 4.4% 1.8% -0.7% -1.9% -8.0% -4.0% 0.0% 4.0% 8.0% To ta l R at e C ha ng e

18 -2.7% 6.0% 3.0% -4% -2% 0% 2% 4% 6% 8% Frequency Severity Loss Cost Trend Loss Cost Trend • Provides a measure of the change in the Company’s losses • Calculated using the change in frequency of normalized claim counts and the change in severity of the claims adjusted for changes in rate levels Seven Major Lines of Direct Business Compound Ultimate Annual Trend: 2012-2016* *Excludes catastrophe and storm losses, and large losses.

19 87.9% 88.5% 91.3% 88.5% 89.6% 11.7% 9.4% 10.6% 7.8% 8.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 2012 2013 2014 2015 2016 Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses GAAP Combined Ratios 99.6% 97.9% 101.9% 96.3% 97.7%

20 Personal Lines Focused Accountability • Centralized accountability for personal lines profitability and growth in 2016 • Implemented new personal automobile and homeowners products in 2016 for all active states 2016 Direct Premiums Written by State NOTE: Premiums written amounts represent entire PL business for pool. EMCI is 30% participant in pool. Premiums Written

21 Accelerate Commercial Auto Profitability • Commercial auto represents ~24% of property and casualty insurance segment’s commercial business • Projected combined ratio of 110.8%* for industry in 2017 • Lower gas prices led to increase in miles driven and loss frequency, coupled with increase in severity • Initiatives underway to improve underwriting results relative to industry • Implemented multi-year Accelerate Commercial Auto Profitability project • Goal of returning to underwriting profitability by mid-2019 – expect incremental improvements during next 3 years • Eight teams to complement local branch efforts, each focused on different opportunities such as underwriting, pricing and claims handling • Introduce better tools to help agencies struggling with commercial auto profitability *Projection by Conning research

22 Investing in Innovation Joined Global Insurance Accelerator – a business accelerator focused on developing and growing innovative insurance-centric startups Innovation Lab Customer Focus and Collaboration Cutting-Edge Analytics Connected/ Real-Time Feedback + + Superior Agency Relationships/Services and Extraordinary Company Performance

23 Innovative Loss Control Services App that allows organizations to easily identify and report hazards that lead to slip and fall incidents––leading cause of unintentional injuries in U.S. Partnered with MākuSafe, an innovative startup that developed patent-pending wearable technology that monitors environmental exposures to identify risks in industrial workplaces Pilot program utilizing sensors and monitoring system in schools that alerts policyholders of real-time issues if triggered School Sensor and Monitoring Program

24 Treasuries/Agencies 17% Corporate Bonds 31% S-T Investments/Other 3% Equities 15% Municipal Bonds 23% Securitized Assets** 11% Investment Portfolio December 31, 2016 ($ in millions) *Investment securities purchased under reverse repurchase agreements of $20.0 million are not reflected in total investments; however, income from these agreements is included in net investment income. **Securitized assets include commercial mortgage-backed, residential mortgage-backed and other asset-backed securities. • Increased market volatility = increased investment opportunities • Fixed income continues to be fully valued • Company specific risk is elevated, do not reach for yield • Equity market valuation has increased • Monitor equity allocation with tail-risk hedge to alleviate downside risk • Hedge cost reduces equity portfolio return by 1.5–2% annually, dependent on volatility in financial markets Portfolio Summary Fixed Income $ 1,199.7 Equities 213.8 Other 52.2 Total* $ 1,465.7

25 $- $0.03 $0.06 $0.09 $0.12 $0.15 $0.18 $0.21 2012 2013 2014 2015 2016 Quarterly Cash Dividend 1Q 2Q 3Q 4Q Stockholder Dividends • Paid dividend quarterly since IPO in 1982 • Dividend has never been reduced • Increased quarterly dividend 10.5% in 2016, demonstrating: • Confidence in financial condition and long- term outlook • Desire to improve total stockholder return • Dividend yield of 3.0% as of March 1, 2017

26 $20.72 $22.81 $24.72 $25.26 $26.07 $21.26 $23.92 $26.46 $27.69 $29.28 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2012 2013 2014 2015 2016 Book Value Per Share Cumulative Dividends Per Share * * Approximately $0.88 per share of the increase in 2013 is attributable to a change in EMCC’s postretirement healthcare plan. Maximizing Stockholder Value

27 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2012 2013 2014 2015 2016 2017 EMCI Peer Group SNL U.S. Insurance P&C Improving Valuation EMCI Price/Book Value 1-Year Avg. 1.04x 3-Year Avg. 0.98x 5-Year Avg. 0.93x Note: Peer Group consists of Cincinnati Financial Corporation, Donegal Group Inc., Selective Insurance Group, Inc., State Auto Financial Corporation and United Fire Group, Inc. Source: SNL Financial

28 Appendix

29 Local Service Focus Agencies Represented by Territory z61 112 141 108 142 101 100 90 71 146 129 146 86174 286 228 • Feedback from annual agent survey drives future product and service enhancements • Formal tiering program ties compensation to performance

30 Strength in Group Programs Direct Premiums Written Target Market Loss Ratio Safety Group Loss Ratio Total Program Loss Ratio 2016 42.1% 38.6% 40.4% 5-Year 50.1% 47.0% 48.6% Target Markets Branch and industry specific programs such as: • Schools • Municipalities • Petroleum Marketers • Manufactured Housing • Water Well Drillers Safety Groups • Similar to Target Markets, except offer dividends for favorable loss experience of the group $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2012 2013 2014 2015 2016 Target Market Safety Group ($ in th ou sa nd s)

31 New Reserving Methodology • New reserving methodology in property and casualty insurance segment utilized beginning in third quarter of 2016––Accident year ultimate estimate approach • Transition to new methodology did not have a material impact on operating results Benefits of new methodology • Increased transparency of drivers of performance • Better conforms to industry practices

32 2017 Intercompany Reinsurance Treaties $20M $15M $24M $12M JANUARY 1 - JUNE 30 AGGREGATE TREATY JULY 1 - DECEMBER 31 AGGREGATE TREATY Retention Limit Cost: $6.0M Property and Casualty Insurance Segment Catastrophe Treaties Between EMCI and EMCC Cost: $1.4M $10M $20M $10M $100M O NE-T IME PER O CCURRENCE TREA TY A NNUA L A GGREGA TE TREA TY Retention Limit Reinsurance Segment Catastrophe Treaties Between EMCI and EMCC Cost: $1.7M Cost: $3.2M Per Occurrence Treaty Annual Aggregate Treaty Jan. 1 – June 30 Aggregate Treaty July 1 – Dec. 31 Aggregate Treaty 20% Co-participation • EMC Re will purchase additional reinsurance protections (Industry Loss Warranties) in peak exposure territories – Ceded premiums earned of approximately $3.5 million in 2016

33 Award-Winning Workplace • No. 2 Best Companies for Leaders (Chief Executive) • 50 Most Trustworthy Financial Companies (Forbes) • No. 16 Top Workplaces in Iowa (The Des Moines Register) • Best Property/Casualty Company in Des Moines (Business Record) • Child Support Lien Network Partnership Award • American Heart Association’s Platinum Level Fit-Friendly Worksite

34 Kevin J. Hovick CPCU Executive Vice President & Chief Operating Officer 37 years with EMC Experienced Executive Management Team Scott R. Jean FCAS, MAAA Executive Vice President for Finance & Analytics 25 years with EMC Mick A. Lovell CPCU Executive Vice President for Corporate Development 13 years with EMC Bruce G. Kelley J.D., CPCU, CLU President, Chief Executive Officer & Director 31 years with EMC Jason R. Bogart CPCU, ARM Senior Vice President/ Branch Operations 23 years with EMC AVERAGE YEARS With EMC: 28 Vicki L. Freese CPCU, ARe President of EMC Reinsurance Co. 39 years with EMC

35 Fixed Income Portfolio December 31, 2016 Bond Ratings AAA 38.5% AA 28.8% A 26.1% BAA 6.3% BA and below 0.3% Total 100.0% Portfolio Characteristics Average Life: 6.4 Years Duration: 5.2 Pre-tax Book Yield: 3.5% 21% 21% 15% 24% 19% Fixed Income Securities Expected Maturity 0-2 Years 2-5 Years 5-7 Years 7-10 Years 10+ Years

36 Selected Financial Results (1) Operating income and operating income per share are non-GAAP financial measures. See p.37 for additional information regarding its calculation. (2) Based on PLRB event occurrence numbers for the P&C insurance segment and PCS catastrophe serial numbers for the reinsurance segment. Year Ended December 31, ($ in thousands, except per share amounts) 2016 2015 2014 Revenues $ 640,909 $ 617,573 $ 590,118 Net realized investment gains 4,074 6,153 4,349 Losses and expenses (581,776) (552,070) (553,560) Income tax expense (17,004) (21,494) (10,915) Net income $ 46,203 $ 50,162 $ 29,992 Net income per share $ 2.20 $ 2.43 $ 1.48 Non-GAAP operating income (1) $ 43,555 $ 46,163 $ 27,165 Non-GAAP operating income per share (1) $ 2.07 $ 2.24 $ 1.34 Loss and settlement expense ratio 65.3% 65.0% 71.3% Acquisition expense ratio 32.4% 31.3% 30.6% Combined ratio 97.7% 96.3% 101.9% After-tax per share data: Catastrophe and storm losses (2) $ (1.48) $ (1.40) $ (1.84) Favorable development that had an impact on earnings $ 1.10 $ 1.12 $ 0.60

Non-GAAP Information

- Non-GAAP operating income is calculated by excluding net realized investment gains/losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. While realized investment gains/losses are integral to the Company's insurance operations over the long term, the decision to realize investment gains or losses in any particular period is subject to changing market conditions and management's discretion, and is independent of the Company's insurance operations. The Company's calculation of non-GAAP operating income may differ from similar measures used by other companies, so investors should exercise caution when comparing the Company's measure of non-GAAP operating income to the measure used by other companies.
- Management believes non-GAAP operating income is useful to investors because it illustrates the performance of the Company's normal, ongoing operations, which is important in understanding and evaluating the Company's financial condition and results of operations. While this measure is consistent with measures utilized by investors and analysts to evaluate performance, it is not intended as a substitute for the GAAP financial measure of net income. Therefore, the Company has provided the following reconciliations of the GAAP financial measures of net income and net income per share, to the non-GAAP financial measures of non-GAAP operating income and non-GAAP operating income per share.

The reconciliations of net income to non-GAAP operating income, and net income per share to non-GAAP operating income per share, are as follows:

	Year Ended December 31,			Year Ended December 31,		
	2016	2015	2014	2016	2015	2014
	($ in thousands)			($ per share)		
Net income	$ 46,203	$ 50,162	$ 29,992	$ 2.20	$ 2.43	$ 1.48
Realized investment gains	4,074	6,153	4,349	0.19	0.29	0.22
Income tax expense	1,426	2,154	1,522	0.06	0.10	0.08
Net realized investment gains	2,648	3,999	2,827	0.13	0.19	0.14
Non-GAAP operating income	$ 43,555	$ 46,163	$ 27,165	$ 2.07	$ 2.24	$ 1.34

Industry Metric – Premiums Written

- Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. Management analyzes trends in premiums written to assess business efforts, and uses it as a financial measure for goal setting and determining a portion of employee and senior management awards and compensation. Premiums earned, used in both statutory and GAAP accounting, is the recognition of the portion of premiums written directly related to the expired portion of an insurance policy for a given reporting period. The unexpired portion of premiums written is referred to as unearned premiums, and represents the portion of premiums written that would be returned to a policyholder upon cancellation of a policy.

EMC INSURANCE GROUP INC.
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